Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Qnective, Inc. on Form 10-Q for the six month period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date therein specified (the “Report”), I, Francoise Lanter,, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 24, 2008	By:	/s/ Francoise Lanter
Francoise Lanter Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Qnective, Inc. and will be retained by Qnective, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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